Victory Portfolios III

Victory Growth & Income Fund

Victory Value Fund

Victory High Income Fund

(each, a "Fund" and collectively, the "Funds")

Supplement dated December 13, 2023, to each Fund's Summary Prospectus, Prospectus, and

Statement of Additional Information dated September 1, 2023

This Supplement is intended to highlight certain changes to the Summary Prospectus, Prospectus, and Statement of Additional Information each dated September 1, 2023. Please review these matters carefully.

1.On December 8, 2023, the Board of Trustees of Victory Portfolios III (the "Trust"), upon the recommendation of Victory Capital Management Inc., the Trust's investment adviser, approved a Plan of Liquidation for the Funds' Class A (the "Share Class"). It is anticipated that the Share Class will liquidate on or about March 29, 2024 (the "Liquidation Date"). On the Liquidation Date, the Share Class will redeem all its outstanding shares at the net asset value ("NAV") of such shares.

Effective December 29, 2023, the Share Class will be closed to new investors and shareholder accounts. Through the NAV on March 22, 2024, the Share Class will continue to accept additional investments (including through the reinvestment of dividends and capital gains) from existing shareholders. Please note that no other classes of the Fund are affected.

2.Effective March 29, 2024, Appendix A is hereby removed from the Prospectus.

If you wish to obtain more information, please call the Victory Funds at 800-235-8396.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.